                                                                   EXHIBIT 10.11
                       OFFICE/INDUSTRIAL BUILDING LEASE



     THIS LEASE is made this      day of   December                , 19  94,
                             ----        --------------------------    ----
between 5001 Investment Limited Partnership
- ------------------------------------------------------------------------------
("LANDLORD") and Viking Office Products, Inc., a California corporation
                 -------------------------------------------------------------
("TENANT").

                                  WITNESSETH:
                                  ----------

     In consideration of the mutual covenants, promises, and agreements herein contained, the parties agree as follows:

1.   DESCRIPTION OF THE PREMISES

     TENANT hereby leases from LANDLORD  certain Premises ("Leased Premises")
within the building ("Building"), identified as   5001 France Avenue North,
                                                ---------------------------
Brooklyn Center, Minnesota.
- ------------------------------------------------------------------------------
The Leased Premises is specifically designated in Exhibit "A" which is made a part hereof. The Leased Premises is measured from the outside of all exterior walls to the center of tenant division and common area walls. The Leased
Premises contain:  51,570         square feet.
                   --------------

                               Office:     1,225
                                          ----------
                              Warehouse:  50,345
                                          ----------

2.   RENT

     TENANT covenants to pay annual Base Rent for the Leased Premises of
One Hundred Eighty Thousand Four Hundred Ninety-Five and 00/100s
- --------------------------------------------------------------------------------
($180,495.00)  payable, without further notice, to the LANDLORD, or, upon notice
- --------------
to TENANT, to any other entity designated by LANDLORD, without further notice, in equal monthly installments, subject to proration in the case of the first and last months of the lease term (which proration shall be based on the actual number of days in the calendar month during which the Term commenced or terminates, of Fifteen Thousand Forty-One and 25/100s , ($ 15,041.25 ) in
               ---------------------------------------    -----------
advance of the first business day of each month during the full term hereof.
See Section 7 for TENANT's additional rent obligations. So long as LANDLORD complies with its obligations under Section 26 of this Lease, TENANT's obligation to pay Base and Additional rent is unconditional and independent of any other provision of this lease.  The first month's rent is included with this
lease as Check #             , dated                     , $ 15,041.25  , issued
                -------------        --------------------   ------------
by  Viking Office Products, Inc.        .
   -------------------------------------

3.   TERM OF LEASE

     The term of this lease is    5    years    2    months commencing on the
                               -------       -------
1  day of  March  19 95 and expiring on the last day of  April, 2000.
- --        -------   ----                                ------------

     LANDLORD grants to TENANT two, two-year Lease Extensions. In order to exercise the first two year Lease Extension TENANT shall notify LANDLORD in writing of its intent to exercise its first Lease Extension option no later than November 1, 1999. Provided TENANT has exercised its first two year Lease Extension, TENANT may exercise its option to extend for a second two year option by so notifying LANDLORD in writing no later than November 1, 2001. The Base Rent for the option periods shall be increased as provided in the following paragraph. It shall be a condition of the exercise of either Lease Extension that a Default, as hereafter defined, does not continue to exist at either the time of exercise or commencement of the Lease Extension.

     During the Extension terms, if exercised by TENANT, Base Rent shall be increased by the percentage increase (but not decrease) in the Revised Price Index for All Urban Consumers, published by the United States Department of Labor, Bureau of Labor Statistics for the Minneapolis-St. Paul Metropolitan Area, from the commencement of the preceding term or Extension term through the month prior to the first month of such Extension term.

4.   USE OF PREMISES

     TENANT agrees to use the Leased Premises for  office and warehouse purpose
                                                  -----------------------------
                                                                 and no other
- -----------------------------------------------------------------
purpose; subject to all local, state, and federal laws regulating such use. Such use shall not cause excessive odors, humidity, noise or vibrations which may injure the building, cause harm to, or disrupt other tenants (as reasonably determined as to warehouse tenants).

5.   PARKING AND COMMON AREAS

     The TENANT, its employees and invitees shall have the non-exclusive right to use the common areas, driveways and parking lots along with the other tenants of the building and their employees and invitees. The use of common areas, and the portion of the land set aside by LANDLORD for non-exclusive use of tenants, is subject to such reasonable rules and regulations as the LANDLORD may impose from time to time. No more than fifty (50) parking spaces are to be occupied at
                                 ----------
any one time by the TENANT, its employees and invitees; provided, the parties acknowledge that to the extent such parking requirement cannot be accommodated with parking spaces directly in front of the Leased Premises, the balance of such number of parking spaces shall be made available through the use of parking spaces in the parking lot adjoining the

Leased Premises at France Avenue. Overnight parking of vehicles and the storage, at any time, of any other property in the common areas is prohibited without the consent of LANDLORD, which consent shall not be unreasonably withheld or delayed.

6.   NET LEASE

     This is a "net" Lease, and LANDLORD shall not be required to provide any services or do any acts in connection with the Leased Premises not specifically set forth in this Lease. This Section 6 shall not limit or in any way abrogate LANDLORD's obligations expressly set forth in this Lease, including without limitation its obligations under Sections 10-13, 24 or 26 hereof. As hereinafter further described in Section 7 of this Lease the TENANT is responsible for and shall pay for utility charges and trash removal with respect to the Leased Premises, and its proportionate share of real estate taxes including installments of special assessments and its proportionate share of the building's operating expenses.

7.   ADDITIONAL RENT

     The net rentable area of the building(s) in the project (is) are  121,675
                                                                      --------
square feet and accordingly, the TENANT's proportionate share for purposes of allocating real estate taxes and assessments and operating expenses is 42.38 %.
                                                                       ------

     Commencing with the operating expenses incurred and real estate taxes (meaning all real estate taxes and installments of assessments, general or special, levied on the land) payable in the year this Lease commences and each subsequent year during the Lease Term, the TENANT shall pay to LANDLORD, as additional rent during the full term of this lease, its "proportionate share" of all such real estate taxes and operating expenses. As the actual amount will not be known at the beginning of each calendar year, LANDLORD shall make a reasonable estimate of what the amount will be for that year, and TENANT will pay an estimated share each month, with the exception that TENANT'S pro rata share of the estimated real estate taxes shall be paid semiannually. After LANDLORD has received the actual real estate tax statement an adjustment shall be made by payment in cash to the appropriate party for any difference between that which TENANT paid and that which it should have paid. TENANT shall then start paying its pro rata share semiannually based upon the actual tax statement, upon delivery to TENANT each year of the actual tax statement.

8.   OPERATING EXPENSES

     Operating Expenses include the following with respect to the buildings in the Project:

          (a) City water and sewer charges, except where used by tenants in substantial amounts for production and is therefore separately metered, and the monitoring surveillance of the fire protection system.

          (b) Lawn care, snow and litter removal, and the repair and maintenance as reasonably required for: parking lots, drives, sidewalks, and landscaped areas.

          (c) Electrical service for mechanical rooms and for exterior lighting, and replacement of bulbs used for exterior lighting.

          (d) Insurance for fire and extended coverage, loss of rents insurance or business interruptions and general liability.

          (e) All other maintenance, replacement, repair and miscellaneous operating expenses for portions of the common areas and for building systems which are not exclusively used by any other occupant or occupants of the building except that which is covered by manufacturer or subcontractor warranties. All major repairs and/or replacements to the Building and Common Areas shall be amortized over their useful lives, regardless of the amortization period required under generally acceptable accounting principles.

          (f) Property management expenses not to exceed 24.4% of Operating Expenses (excluding real estate taxes and special assessments).

          (g) Expenses for the repair, but not replacement, of a roof incurred on or after March 1, 1997.

          (h) Such other expenses incurred in operating the building generally, if of a type normally incurred in the operation of similar buildings.

     LANDLORD agrees to exercise due care and diligence to obtain operating expenses, services and supplies at competitive and reasonable market costs with acceptable quality and service standards. LANDLORD shall have the right to invoice these costs monthly to TENANT on an estimated basis, making adjustments based on actual costs annually. LANDLORD shall deliver to TENANT an annual statement of the Operating Expenses for the prior year and the estimated Operating Expenses for the current year on or before each April 1 during the term of this Lease. Any overpayment of Operating Expenses shall be credited against Base Rent and Additional Rent otherwise due. The amount of any underpayment shall be paid to Landlord in cash with the next installment of Base Rent. LANDLORD shall make available for inspection by TENANT, at LANDLORD's office or where such records are maintained by LANDLORD, invoices and all other reasonable supporting documentation in regard to Operating Expenses.

In addition, provided TENANT pays the reasonable costs to copy the same, LANDLORD shall at TENANT's request furnish copies of such invoices and documentation to TENANT. Attached to and made a part hereof as Exhibit C is LANDLORD's Schedule of Estimated 1994 Operating Expenses and Real Estate Taxes stating the estimates on an annual cost per square foot basis.

9.   UTILITIES

     TENANT is responsible and shall pay for all of its utility services except City water and sewer, which are an operating expense. The TENANT is separately metered for gas and electricity and will contract with the utility companies for service requirements and billing. TENANT is also responsible for its own telephone service.

     In the event the TENANT uses water and sewer in substantial amounts for purposes other than toilet and drinking purposes, the LANDLORD may install at TENANT's expense a water meter to sub-meter said water and sewer, and shall charge TENANT for said water and sewer at rates as charged by the City.

     LANDLORD shall not be liable to TENANT for any loss or damage of any kind or description whatsoever caused or sustained resulting from the failure of the heating or ventilating and air conditioning system servicing the Leased Premises or inability to obtain energy or utilities for any reason beyond LANDLORD's control.

10.  INSURANCE

     The TENANT shall maintain in full force and effect during the term hereof, a policy of public liability insurance under which LANDLORD and TENANT are named insured. The minimum limits of liability of such insurance shall be $1,000,000.00 combined single limit for bodily injury and property damage, and in addition the TENANT shall carry a policy of property insurance for fire and extended coverage including an all risk endorsement and necessary coverage for any type of water damage on TENANT's personal property, trade fixtures and contents and all leasehold improvements made by TENANT to the Leased Premises on a replacement cost value. TENANT agrees to deliver a duplicate copy of said policy, or a certificate of insurance evidencing such coverage, to LANDLORD. Such policy shall contain a provision requiring thirty (30) days written notice to the LANDLORD before cancellation of the policy can be effected.

     The LANDLORD shall carry and cause to be in full force and effect a fire and extended coverage insurance policy on the building and leasehold improvements; but not on TENANT's personal property, trade fixtures, contents or improvements owned, leased to or otherwise in possession of the TENANT, or any leasehold improvements to the Leased Premises which improvement and contents are to be insured by the TENANT. Such policy shall contain a provision that the policy shall not be cancelled except upon thirty (30) days written notice to the TENANT. LANDLORD agrees to deliver a duplicate copy of said policy, or a certificate of insurance evidencing such coverage to TENANT. LANDLORD shall have the right to maintain additional insurance as long as such insurance is expressly noncontributory with the policies of insurance which TENANT is required to and does carry hereunder.

     Each insurance policy carried by either the LANDLORD or TENANT covering the Leased Premises or its contents shall provide that the insurer acknowledges that the insured party has relinquished all rights to recover against the other party for loss or damage resulting from perils insured against by the policy and that such relinquishing of rights does not in any manner adversely affect the rights the of the insured under the policy. LANDLORD and TENANT each hereby waive any claim based upon liability which may arise against the other so far as the claim relates to loss or damage to the premises or contents which is covered by insurance or coverable under the aforementioned insurance policies, whether maintained or not. The TENANT will make no claim against the LANDLORD for any loss of or damage to property caused by theft, burglary, water, gas, electricity or other means, unless LANDLORD or its agents, employees or contractors have been willful, wanton or grossly negligent in not taking reasonable precaution to prevent such loss.

11.  MAINTENANCE

     The TENANT shall be wholly responsible for the maintenance and repair of the interior of the Leased Premises, and will keep it in as good condition as when turned over to TENANT, reasonable wear and tear and damage by fire and the elements excepted.

     The TENANT agrees to keep the Leased Premises in a clean, orderly and sanitary condition and will neither do nor permit to be done therein anything which is in violation of insurance policies on the building or that is contrary to law. The TENANT will neither commit nor suffer waste to the building or to the Leased Premises.

     The maintenance and repair obligations of the TENANT specifically extend to all interior walls, doors, windows, plumbing and electrical fixtures within the Leased Premises, except as these obligations may be covered by manufacturer or contractor warranties. The LANDLORD agrees to cooperate with and reasonably assist TENANT in pursuing each of the warranties which are still in effect.

     During the first year of the Lease, LANDLORD shall be responsible for the maintenance, repair and replacement of all heating ventilating and air conditioning equipment (HVAC) within the Leased Premises. At the end of the first year of the Lease LANDLORD shall provide certification by an HVAC contractor that all HVAC units are in good operating condition.

Thereafter, all HVAC maintenance, repair and replacement for the Leased Premises shall be the responsibility of TENANT.

     The LANDLORD shall at its own expense keep in good order, safe condition and repair the exterior walls, foundations, exterior (excluding plate glass and signage) and the structural integrity of the building, except where repairs to the structural parts are required due to the fault or negligence of the TENANT, its employees or invitees (and without fault or negligence on the part of the LANDLORD or its agents, representatives, contractors or employees), in which case the TENANT shall be responsible. LANDLORD shall keep the roof in good order and repair during the first two years of this Lease. Thereafter during the term hereof, the LANDLORD shall, at TENANT's expense, make any required repair to the portion of the roof affecting the Leased Premises. LANDLORD shall select contractors so as to comply with the provisions of any roof warranty. LANDLORD shall as an operating expense of the building in which the Leased Premises are located, keep all parking areas, driveways and walkways clear of snow and ice, so that reasonable access to the Leased Premises is maintained.

     TENANT agrees to accept the loading doors for the Leased Premises in "as is" condition and with all faults and shall have the right to repair or replace the same without LANDLORD's consent.

12.  APPEARANCE AND ACCESS

     LANDLORD and TENANT mutually agree to keep the grounds, Building, Leased Premises and common areas in a condition of good repair and appearance as their respective responsibilities and rights may allow. LANDLORD shall as an Operating Expense, maintain all acres of landscaping in a reasonably attractive and groomed condition. LANDLORD shall provide general access to TENANT and its invitees to the common areas except as reasonable security requirements and temporary conditions may prevent, and shall make a reasonable effort to keep the common areas well maintained and free of nuisance. LANDLORD may establish from time to time and TENANT will abide by reasonable rules for parking, security, handling of trash and like procedures.

     TENANT agrees to keep all of its trash pallets, refuse and waste within its Leased Premises or on the loading docks immediately adjacent thereto and not outside or in common areas and agrees not to litter any of the grounds or entries. TENANT is responsible for the cost of the removal of its trash.
TENANT may position a dumpster in the loading dock area serving the Leased Premises.

     Window coverings, if desired by TENANT, are to be installed by TENANT at
TENANT's expense.   TENANT shall also provide fire extinguishers as required for its particular use by the City.

13.  LANDLORD'S RESPONSIBILITY

     LANDLORD agrees that prior to the commencement of the term hereof, at its sole cost and expense, it will construct and finish the Leased Premises substantially in accordance with specifications in the Finishing Schedule set forth in Exhibit "B" attached and made a part hereof. It is understood and agreed that minor changes from the specifications which may be necessary during construction and finishing of the Leased Premises but do not change the general appearance or the overall quality of the finishes specified in the specifications shall not affect or invalidate this Lease.

     TENANT agrees that, upon occupancy hereof, it will inspect the Leased Premises in order to ascertain the condition thereof; that any objections (except for latent deficiencies not then discoverable) thereto not delivered in writing to LANDLORD by April 1, 1995, shall be deemed waived; and that no representations, either expressed or implied, have been made regarding the quality or condition thereof except as specifically stated below:

          (a) LANDLORD shall cause the leased premises, at the time of initial occupancy, to comply with all applicable building codes, laws, statutes and ordinances to the extent required by governmental authorities or required to comply with a settlement of a lawsuit or other legal process or administrative proceedings brought against TENANT; and

          (b) The Leased Premises will be completed substantially as agreed to in this Lease; and

          (c) The mechanical systems serving the Leased Premises will have been checked by LANDLORD and found by LANDLORD to be in sound condition and operating satisfactorily.

14.  CONDEMNATION LOSS

     Should all the Leased Premises be taken in condemnation proceedings or by exercise of any right of eminent domain, then this Lease shall automatically terminate as of the date the condemning authority or the authority exercising its right of eminent domain takes possession of the Leased Premises. If, as a result of a partial taking, the Leased Premises is no longer useable for the purposes specified in this Lease or TENANT's Leased Premises is reduced to less than 40,000 square feet, then, in any such case, the TENANT may terminate this Lease as of the date the condemning authority or the authority exercising its right of eminent domain takes possession of the property by giving written notice thereof to the LANDLORD. The LANDLORD shall be specifically entitled to all awards for condemnation unless a specific aware is made to TENANT for its trade fixtures, relocation or moving expense.

15.  ASSIGNMENT

     The Tenant shall not assign this Lease, and shall not sublet any part of said Leased Premises without the prior written consent of the LANDLORD. Said consent will not be unreasonably withheld or delayed. Any such assignment or subletting will not release the TENANT from its responsibilities under this Lease, unless expressly agreed to in writing by the LANDLORD.

     The LANDLORD shall have the right to one-half of any profit made in such assignment or subletting during the original Term and the entire profit during any Extension term, but only in the event that the TENANT will be using less than one-half of its Leased Premises for its business operation. For this purpose, "profit" shall mean the sum of all payments received by TENANT by reason of such assignment or subletting in excess of all costs incurred by Tenant in connection therewith, including all commissions, costs of reconfiguring the Leased Premises and Base Rent and additional rent payable to LANDLORD. If the TENANT shall be declared bankrupt, shall have a receiver appointed of its property, shall make an assignment for the benefit of creditors, or its rights hereunder shall be taken under execution; it shall be construed as an assignment of this Lease within the meaning hereof, and the LANDLORD shall have the right to terminate this Lease.

16.  DEFAULT BY TENANT

     It is a Default for TENANT (and for the purposes of this Lease, the term "Default" shall mean the continuance of the breach specified in this Section 16 after the expiration of the applicable cure period): (a) if rent, additional rent, or any other sum due by TENANT under this Lease shall be unpaid on the date payment is required and such Default shall continue for ten (10) days after written notice thereof from LANDLORD. Any sum due hereunder shall bear interest from the due date until paid at the prime or reference rate (the "Prime Rate") of First Bank of Minneapolis, Minnesota, or other similar financial institution designated by LANDLORD. In addition, TENANT shall pay to LANDLORD late charges equal to five percent (5%) of any sum due and unpaid to LANDLORD within ten (10) days after written notice thereof; (b) if TENANT fails to perform any of the other terms, conditions, covenants and obligations of this Lease to be observed or performed by the TENANT for more than thirty (30) days after LANDLORD gives TENANT written notice of such Default (it being agreed that a default, other than failure to pay rent, additional rent or other sums due, which is of such a character that the cure thereof reasonably requires longer than thirty (30) days, shall be deemed cured within said period, if TENANT in good faith commences a cure within the thirty (30) day period and diligently undertakes to complete the cure with reasonable dispatch); (c) if TENANT commits (3) three material Defaults (as defined in this Lease) violations of the Lease within a (12) twelve month period; (d) if TENANT abandons the Leased Premises; (e) if TENANT knowingly misrepresents any material fact in any written statement provided to the LANDLORD or at its request, pursuant to or in connection with this Lease; or (f) if TENANT or guarantor becomes insolvent or the subject of a bankruptcy petition.

     A Default gives LANDLORD the right (without further notice except as hereinafter expressly provided) to: (a) immediately commence legal proceedings to reenter the Leased Premises, and (solely pursuant to court order issued as a final and non-appealable order of the court) change the locks, and remove all persons and property; (b) at TENANT's expense, store or sell said property for TENANT's account; (c) treat said property as abandoned upon TENANT's failure to remove it within (10) ten days of written demand to remove; (d) make alterations and repairs; (e) without terminating the Lease, relet all or part of the Leased Premises, at TENANT's expense and for its account, on such terms, for such rentals, and for such a term as LANDLORD in it sole discretion deems advisable; and/or (f) resort to any other remedy authorized by this Lease or by statute, law or equity. LANDLORD shall have no right to forcibly reenter or exercise any right of self-help with respect to the Leased Premises.

     Whether or not LANDLORD relets the Leased Premises, TENANT will remain liable, for all periods in which this Lease is in force and not terminated, for the base and additional rent due hereunder, subject only to a credit for rentals received from a substitute tenant over and above expenses and other sums due hereunder. Additionally, whether or not LANDLORD has already resorted to any other above-mentioned right, LANDLORD may elect, by giving a written notice, to terminate the Lease effective as of any date specified in the notice. No act, except the giving of such notice, shall be deemed a termination, or acceptance of surrender of the Lease. Upon said effective date, TENANT will comply with the surrender provisions of this Lease, remain liable thereafter under any indemnification covenant contained herein for events occurring prior to the date of such termination, and, at LANDLORD's option, pay on written demand the sum determined as per the next paragraph.

     Whether or not LANDLORD terminates the Lease, LANDLORD may elect, by giving written notice, to accelerate unaccrued rent and hold TENANT immediately liable for the amount of the base and additional rents payable during the remainder of the Leased term, which rents shall be discounted to the date of payment at a rate equal to the Prime Rate.

17.  ALTERATIONS

     The TENANT shall not make any structural alterations to the Leased Premises or make alterations costing in excess of $10,000 in any single or related instance without the written consent of the LANDLORD, such consent not to be unreasonably withheld or delayed. If the TENANT shall desire to make any such alternations, it shall furnish to LANDLORD plans and specifications of the work to be so performed. TENANT agrees to obtain a building permit from the city for any alteration requiring a building permit. TENANT agrees that all such work shall be done in a good, workmanlike manner, and in compliance with applicable building codes, that the structural integrity of the building shall not be impaired, and that no liens shall attach to the premises by reason thereof.

     LANDLORD consents to TENANT's request to install additional light fixtures within the Leased Premises at TENANT's expense.

     TENANT shall indemnify and save LANDLORD harmless form and against any lien or claim of lien attached to or upon the Leased Premises or any part thereof by reason of any act or omission on the part of TENANT. LANDLORD shall have the right to post on the Leased Premises notices of non-responsibility or any or all forms of notice reasonably necessary or proper to protect LANDLORD or the Leased Premises against mechanic's or materialmen's liens, or charges, or other liens or charges which might or could arise out of the use of the Leased Premises by TENANT or the construction of the improvements or the making of alterations or repairs to the Leased Premises by TENANT.

     The TENANT shall, before the expiration of the Lease, restore the premises to its original condition, reasonable wear and tear and damage due to insured fire and the elements excepted, if the LANDLORD at the time it consents to the making of such alterations notifies TENANT that the alterations may not remain. Otherwise, Tenant shall at the expiration of the Lease, surrender the Leased Premises and all alterations in good condition, reasonable wear and tear and damage caused by insured fire and the elements excepted. Any such alterations shall become the property of LANDLORD as soon as they are affixed to the premises and all right, title and interest therein of the TENANT shall immediately cease unless otherwise stated in writing. The TENANT however, shall remain the owner of any installed trade fixtures and shall have the right to remove such trade fixtures at the expiration of this Lease Agreement, so long as any damages occasioned by the removal of such fixtures is repaired.

18.  SIGNS

     The LANDLORD will allow TENANT to install one standard exterior entry sign at the TENANT's front entry and, in common with tenants of the other buildings in the project on a sign adjacent to France Avenue identifying the location. No other signage, promotional material, or identification of any type shall be placed in, on, or externally visible from, any entry, window, outer door, or exterior surface without the written consent of LANDLORD, which consent will not be unreasonably withheld or delayed. The LANDLORD reserves the right to remove all unauthorized signs at the expense of TENANT.

19.  ENTRY

     The TENANT shall have the right to install its own locks on all doors serving the Leased Premises and the right to install a security system within the Leased Premises. LANDLORD shall have the right to enter the Leased Premises for the purposes of inspection during TENANT's normal business hours. LANDLORD shall have the right to enter the Leased Premises at other times only in the event of a bona fide emergency. If LANDLORD needs access to the Leased Premises to exhibit the space to others or to make repairs or to inspect the property at times other than normal business hours, LANDLORD shall notify TENANT of such need and TENANT shall use its best efforts to accommodate LANDLORD's request. All notices required by this paragraph may be by person or by phone to the operation manager at the Leased Premises.

20.  SUBORDINATION

     It is mutually agreed that this Lease shall be subordinate to any and all mortgages, ground leases, other securities, or the interests of financial participants including any renewals, modifications, consolidations, replacements and extensions thereof now or hereafter recorded against the Leased Premises by the LANDLORD or the express condition that TENANT's right to quiet possession of the premises shall not be disturbed if TENANT is not in default and so long as TENANT shall pay the rents and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms.

21.  NOTICES

     Except as expressly provided in the last sentence of Section 19 of this Lease, all notices, consents, demands and requests which may be or are required to be given by either party of the other, shall be in writing, and sent by United States registered or certified mail, with return receipt requested, addressed to the TENANT at the Leased Premises and at Viking Office Products, Inc., 13809 South Figueroa Street, Los Angeles, California 90061-1000,
Attention: Donald M. Wilson and to the LANDLORD  5001 Investment Limited
                                                ------------------------
Partnership, 600 South Highway 169, Suite 1970, Minneapolis, Minnesota 55426,
- -----------------------------------------------------------------------------
Attention:  Kirt Woodhouse or to such other address as LANDLORD may direct in
- --------------------------
writing in the future.

     Three (3) days after the date on which registered or certified mail is mailed, or one (1) day following deposit with a national overnight courier service, or the date of personal service, by the LANDLORD or TENANT shall be conclusively deemed to be the date on which a notice, consent, demand, or request is given or made.

     The above address of a party may be changed at any time or from time to time by notice given by said party to the other party in the manner herein above provided.

22.  SHORT FORM LEASE

     The parties hereto shall, at the option of either party, execute a short form lease for recording purposes only; provided, however, that the terms thereof shall not supersede the terms of this Lease.

23.  ASSUMPTION

     The LANDLORD may assign its right, title and interest in this Lease, and such assignment shall thence terminate all the LANDLORD's obligations accruing at the date of such assignment so long as the LANDLORD is not in default when such assignment is made and the assignee assumes the LANDLORD's responsibilities thereafter.

24.  OCCUPANCY

     If the Leased Premises is not ready for occupancy on the lease commencement date, then the lease term shall commence on the date of TENANT's possession but still terminate on the date previously shown. LANDLORD shall not be liable to TENANT for any loss or damage resulting if the Leased Premises is not ready for occupancy on the commencement date of this Lease. All TENANT's obligations hereunder, except the obligation to pay rent, will commence on the first day the Leased Premises are ready for occupancy. Any occupancy by TENANT prior to the commencement of the Lease Term shall be subject to all of the other terms and conditions of this Lease, excluding payment of rent or additional rent as expressly provide above.

     LANDLORD shall provide to TENANT the right to occupy the Leased Premises as of February 1, 1995, for the purpose of installing TENANT's fixtures. During such period of early occupancy TENANT shall not interfere with or hinder LANDLORD's ability to complete those LANDLORD improvements as set forth in paragraph 13 and Exhibit B of this Lease. At the time that TENANT takes early occupancy of the Leased Premises the cost of the gas and electricity serving the Leased Premises shall thereafter be equally split between LANDLORD and TENANT. As of March 1, 1995, or, assuming TENANT has taken early occupancy, when LANDLORD's improvements have been substantially completed, whichever occurs first, all the gas and electricity serving the Leased )Premises shall be paid by TENANT. If the Leased Premises are not ready for occupancy on or before April 15, 1995, TENANT may on or before the earlier of TENANT's receipt of a factually accurate notice that the same is ready for occupancy or April 25, 1995, terminate this Lease upon written notice to LANDLORD.

25.  FIRE REPAIR

     In the event of destruction of or substantial damage to the Leased Premises by fire, the elements or other casualty, LANDLORD shall have the option of terminating this Lease by written notice to the TENANT, provided that such notice shall be given within thirty days of the date of such damage or destruction. In the event that LANDLORD shall elect to repair the damage or restore the Leased Premises, LANDLORD shall do so with reasonable dispatch (with rent to abate in the meantime) unless any mortgage or financial participant who, from time to time, might have an interest in or on the Leased Premises, shall require the fire insurance proceeds be used to reduce its interest or the indebtedness on the Leased Premises. During the period of restoration or repair, LANDLORD shall, if requested by TENANT, attempt to relocate TENANT to suitable and acceptable substitute space. The cost of such relocation shall be borne by the TENANT. In the event of relocation, TENANT shall pay rent upon the substitute space at the market rates then prevailing, not to exceed the rental rate due under this Lease. In the event that the Leased Premises cannot be restored or repaired within nine months from the date of damage or destruction and LANDLORD shall be unable to provide TENANT with substitute space, TENANT shall have the option to terminate this Lease, provided that notice of termination shall be given within sixty days of the date of damage or destruction. In the event that the damage to or destruction of the Leased Premises occurs during the last year of the term of this Lease, either LANDLORD or TENANT may terminate this Lease upon thirty days written notice to the other. During any period when TENANT's use of the Leased Premises is impaired due to any damage or destruction of the Leased Premises, Base Rent and additional rent shall abate in proportion to the degree TENANT's use and enjoyment is so impaired.

26.  QUIET ENJOYMENT

     TENANT, upon payment of the rent herein reserved and upon performance of all of the terms, covenants and conditions of this lease by it to be kept and performed, shall at all times during the term hereof or during any extension or renewal hereof, peaceably and quietly enjoy the Leased Premises without any disturbance from LANDLORD or from any other person claiming through LANDLORD. Upon expiration or sooner termination of the term hereof, TENANT shall surrender the Leased Premises in good condition and repair, except for reasonable wear and tear, condemnation and casualty.

27.  HOLDING OVER

     If TENANT shall hold over the Leased Premises or any part thereof after the expiration of the term hereof, or any extension thereof, such holding over shall be construed only to be a tenancy from day to day subject to all of the covenants, conditions and obligations hereof except that the rent shall be 150% of the rent normally due. Nothing herein shall be construed to give

TENANT any rights to holdover and to continue in possession of the Leased Premises after expiration of the term hereof.

28.  DEPOSIT

     This Article 28 has been intentionally deleted.

29.  OTHER PROVISIONS

     The invalidity or unenforceability of any provision hereof shall not affect or impair the validity of any other provision. The headings herein are inserted only for convenience and reference and shall have no substantive import. Where necessary, the singular imports the plural and vice versa, and masculine, feminine and neuter pronouns and expressions are interchangeable. The Lease shall bind and inure to the benefit of the LANDLORD and TENANT, their respective heirs, administrators, legal representatives, successors and assigns.

     During the term of the Lease, LANDLORD's acceptance of an amount which is less than the amount due at that time, will be deemed partial payment only, not payment in full.

     This Lease shall be governed by Minnesota Law.

     One or more waivers of any provision by either party shall not be construed as a waiver of subsequent breach of same. Failure to enforce or delay in enforcing any right hereunder will not be construed as a waiver thereof. Each party expressly (a) consents to the maintaining of any action as to any claim under this Lease in any court of competent subject matter jurisdiction, and (c) agrees that the mailing, with postage prepaid, registered or certified mail, of any complaint or other legal process to it, at the addresses stated in paragraph 21 of this Lease constitutes legally sufficient service of the same upon that party as of receipt, it being each party's intent to waive, in the event of such a mailing, any insufficiency of service of process, lack of personal jurisdiction claim, or the like that might otherwise arise from provisions of the law otherwise requiring a different form of personal service.

     TENANT agrees to provide LANDLORD with a current financial statement (or Form 10-K as filed with the U.S. Securities and Exchange Commission) on or before four (4) months after the end of their fiscal year.

EXHIBITS AND ADDENDUMS

     This instrument contains all of the agreements made between the parties and may not be modified orally or in any manner other than by agreement in writing signed by all parties to this

Lease. The following exhibits and addendums are attached and hereby made a part of this Lease:

            Exhibit A  Floor Plan of Leased Premises
    -------

            Exhibit B  LANDLORD's Finishing Schedule of Leased Premises
    -------

            Exhibit C  1994 Estimate of Real Estate Taxes and Operating Costs
    -------

            Exhibit D  Hazardous Substances
    -------

The signatories below warrant that they are duly authorized to enter into this Lease representing the parties hereto.


  IN WITNESS WHEREOF, the parties hereto have caused this Lease to be executed the day and year first above written.

LANDLORD:                                    TENANT:



By:                                  By
   ------------------------------      -------------------------------
      Kirt Woodhouse

Its:    General Partner              Its
      ---------------------------       ------------------------------


By:
   ------------------------------

Its:
    -----------------------------

Date                                 Date
     ----------------------------        -----------------------------

                                  EXHIBIT "B"

                         LANDLORD'S FINISHING SCHEDULE

 .    Electrical:  Provide electrical service of at least 400 amps, 3 phase

 .    Office Area:

     .  New carpet and base board in open office and three private offices.

     .  New tile floor and base board in restroom and room adjacent to restroom.

     . In room adjacent to restroom, install a counter with sink, cabinets underneath, install new ceiling and light fixtures, paint walls.

     .  Clean and repair restroom.

     .  Replace all ceiling tile, paint ceiling grid.

     .  Replace all wall board with sheetrock, paint sheetrock.

 .    New Restrooms:  In area adjacent to and immediately behind office area, provide men's and women's restrooms suitable for a total of thirty employees.

 .    Demolition:  Remove enclosed area adjacent to east warehouse wall of Leased
     Premises. Remove sheetrock demising wall in warehouse located on line 5 of floor plan identified as Exhibit A.

 .    New Wall:  In warehouse, install wall in opening between Leased Premises and premises to the east.

 .    Dock Bumpers:  Repair and/or replace all dock bumpers.

 .    Weatherseals:  Provide four sets of weatherseals in good condition for four dock doors at locations specified by TENANT.

 .    Dock Levelers:  Provide two new dock levelers with steel plates at least eight feet long at locations specified by TENANT.

 .    Floors:  Scrub warehouse floors.

                                  EXHIBIT "B"

 .    Warehouse Heaters;  All warehouse heaters to be put in good operating condition with thermostats located no higher than five feet off the floor. Certify that warehouse heaters can maintain 62 (degree) F within the warehouse when outside temperature is 10 (degree) F. If such certification cannot be achieved with existing heating units, LANDLORD shall install additional units so that such certification can be achieved.

 .    Drinking Fountain:  Remove existing drinking fountain from office area and install in warehouse area.

 .    Exterior Lights: Install exterior lights necessary to provide for safe access to the Leased premises during night time hours.

                                  EXHIBIT "C"


           1994 ESTIMATE OF REAL ESTATE TAXES AND OPERATING EXPENSES


          Real Estate Taxes          $0.78
          Snow Removal               $0.05
          Lawn Care                  $0.02
          Fire Sprinkler Alarm       $0.01
          Building Insurance         $0.07
          Property Management        $0.10
          Repairs and Maintenance    $0.08
          Miscellaneous              $0.08
                                     -----
            TOTAL                    $1.19

                                  EXHIBIT "D"


                              HAZARDOUS SUBSTANCES



Except as may be contained within standard and customary office or art supplies (so long as TENANT complies with all laws, ordinances, statutes and regulations with respect thereto) the TENANT, its employees and/or invitees will not, without the LANDLORD's prior written consent, bring onto the Lease Premises, common area, or allow thereon, any "hazardous substance" within the meaning of any federal or state statute, "release" (within the meaning of the Minnesota Environmental Response and Liability Act, or any successor statute) thereon or within 200 feet thereof any "hazardous substance" or natural gas or petroleum product, or refuel any vehicle thereon or within 200 feet thereof. LANDLORD acknowledges and agrees that TENANT may bring onto the Leased Premises and maintain, use or store any office supply or art supply so long as TENANT complies with all laws, ordinances, statutes and regulations with respect thereto.

The LANDLORD may withhold or condition consent as it sees fit, in its absolute discretion. Notwithstanding any termination of the Lease, the TENANT will indemnify and hold the LANDLORD harmless from any cost, expense, or damage resulting from a violation of this paragraph, and will, upon request from the LANDLORD promptly remove, at its sole expense, any material so brought or released in violation of this paragraph. The LANDLORD may, from time to time, inspect the Leased Premises to determine compliance with this paragraph, and require the TENANT to certify to such compliance. A violation of this paragraph is a breach for which the LANDLORD need not provide notice or a period to cure, and any contrary provision in this lease is hereby modified to so provide.

             EACH ITEM ON THE FOLLOWING CHECKLIST MUST BE ANSWERED.

1. Will any chemicals be used or stored on the premises?         YES         NO
   If yes, list all chemicals that are to be used or stored in the premises.
   _____________________________________________________________________________
   _____________________________________________________________________________
   _____________________________________________________________________________
   _____________________________________________________________________________
   _____________________________________________________________________________
   _____________________________________________________________________________
   _____________________________________________________________________________
   _____________________________________________________________________________
   If more space is required, attach a signed list to this exhibit.



2. Will any materials be used or stored on the premises that appear on any
   local, state or federal list of "HAZARDOUS SUBSTANCES"?      YES        NO
   If yes, list all items in the space provided.
   _____________________________________________________________________________
   _____________________________________________________________________________
   _____________________________________________________________________________
   _____________________________________________________________________________
   _____________________________________________________________________________
   _____________________________________________________________________________
   _____________________________________________________________________________
   _____________________________________________________________________________
   _____________________________________________________________________________
   ___________________________________________________________

3. Do you have any permits to handle, use or store "HAZARDOUS SUBSTANCES"?
   YES       NO
   If yes, attach copies of these permits to this exhibit.

4. Will any flammables be used or stored on premises?        YES          NO
   If yes, list type, quantities and how the flammable will be stored.
   _____________________________________________________________________________
   _____________________________________________________________________________
   _____________________________________________________________________________
   _____________________________________________________________________________
   _____________________________________________________________________________
   _____________________________________________________________________________
   _____________________________________________________________________________
   _____________________________________________________________________________

I, ________________________________, certify that the above information is true, complete and correct. Further, I understand and agree that no substance other than those listed above and approved by the Landlord may be used or stored on the premises and that any additions to the above list must be approved in writing by the Landlord or its authorized agent.


                                    TENANT:

                                    By _________________________________
                                    Its ________________________________

                                    By _________________________________
                                    Its ________________________________

                                    Date _______________________________